SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: November 15, 2002



                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)


          Virginia                       0-25060                  52-1889548
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



                    7170 Riverwood Drive, Columbia, MD 21046
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (443) 259-4900




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Item 9.  Regulation FD Disclosure

On November 14, 2002, the registrant filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report") accompanied by the certifications of George R. Whittemore, the registrant's chief executive officer, and Michael M. Schurer, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002.

Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Humphrey Hospitality Trust, Inc.
                                    (Registrant)


Date:  November 14, 2002   By:      /s/ George R. Whittemore
                              --------------------------------------------------
                                        George R. Whittemore
                                        Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------


99.1   --    Certification of George R. Whittemore, Chief Executive Officer of
             Humphrey Hospitality Trust, Inc., pursuant to 18 U.S.C. Section
             1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated November 14, 2002

99.2   --    Certification of Michael M. Schurer, Chief Financial Officer of
             Humphrey Hospitality Trust, Inc., pursuant to 18 U.S.C. Section
             1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated November 14, 2002